UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009

CB RICHARD ELLIS GROUP, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California		90025
(Address of principal executive office)		(Zip Code)

(310) 405-8900

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01	Other Events.

(a) On November 3, 2009, the Company issued a press release announcing that the Company intends to sell shares of its Class A common stock, par value $0.01 per share (the “Common Stock”) having an aggregate offering price of up to $300 million, from time to time, pursuant to an at-the-market offering program through Merrill Lynch, Pierce, Fenner & Smith Incorporated as sales agent and/or principal. The offering of Common Stock through this program will be made pursuant to the Registration Statement on Form S-3 (Registration File No. 333-155269) (the “Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) on November 10, 2008 in connection with the sale from time to time by the Company or any selling securityholders of the Company of its Common Stock, preferred stock or warrants to purchase any of the securities that may be sold thereunder, the base prospectus filed with the SEC on November 10, 2008 and a prospectus supplement to be filed with the SEC as of the date hereof. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(b) The Company is filing as (1) Exhibit 99.2, the form of Distribution Agreement between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Distribution Agreement”), in connection with the at-the-market offering program; (2) Exhibit 4.1, the Waiver to Securityholders’ Agreement, dated as of November 2, 2009, by and among the Company, CB Richard Ellis Services, Inc. and the other parties thereto (the “Waiver to Securityholders’ Agreement”), in connection with the at-the-market offering program and (3) Exhibit 5.1, the opinion of Simpson Thacher & Bartlett LLP, counsel to the Company, dated November 3, 2009 (the “Opinion”), regarding the legality of the Common Stock.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the form of Distribution Agreement, the executed Waiver to the Securityholders’ Agreement and the Opinion as exhibits to the Registration Statement and such form of Distribution Agreement, the executed Waiver to the Securityholders’ Agreement and the Opinion are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Waiver to Securityholders’ Agreement, dated as of November 2, 2009, by and among CB Richard Ellis Group, Inc., CB Richard Ellis Services, Inc. and the other parties thereto.

5.1	Opinion of Simpson Thacher & Bartlett LLP, as counsel to CB Richard Ellis Group, Inc., dated November 3, 2009.

99.1	Press Release, dated November 3, 2009, entitled “CB Richard Ellis Group, Inc. Announces Launch of At-the-Market Public Stock Offering of up to $300 Million.”

99.2	Form of Distribution Agreement between CB Richard Ellis Group, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibits 4.1, 5.1 and 99.2 are being filed as exhibits to the Registration Statement and are hereby incorporated by reference therein.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report and the press release incorporated by reference herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to future operations and future financial performance of the Company and the proposed sale of Common Stock. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements speak only as of the date of the press release and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009 and June 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS GROUP, INC.

By:	/S/ ROBERT E. SULENTIC
Name:	Robert E. Sulentic
Title:	Chief Financial Officer and Group President

Date: November 3, 2009

EXHIBIT INDEX

Exhibit Number	Description

4.1	Waiver to Securityholders’ Agreement, dated as of November 2, 2009, by and among CB Richard Ellis Group, Inc., CB Richard Ellis Services, Inc. and the other parties thereto.

5.1	Opinion of Simpson Thacher & Bartlett LLP, as counsel to CB Richard Ellis Group, Inc., dated November 3, 2009.

99.1	Press Release, dated November 3, 2009, entitled “CB Richard Ellis Group, Inc. Announces Launch of At-the-Market Public Stock Offering of up to $300 Million.”

99.2	Form of Distribution Agreement between CB Richard Ellis Group, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.